Exhibit 10.2

Execution Version

GMF LEASING LLC,

as Transferor,

and

GM FINANCIAL AUTOMOBILE LEASING TRUST 2026-3,

as Transferee

2026-3 EXCHANGE NOTE TRANSFER AGREEMENT

Dated as of June 30, 2026

i

2026-3 EXCHANGE NOTE TRANSFER AGREEMENT, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between GMF Leasing LLC, a Delaware limited liability company, as transferor (the “Transferor”), and GM Financial Automobile Leasing Trust 2026-3, a Delaware statutory trust (the “Issuer”), as transferee (the “Transferee”).

RECITALS

WHEREAS, pursuant to an Amended and Restated Trust Agreement, dated as of January 31, 2011 (the “Titling Trust Agreement”), among APGO Trust, as Settlor, and Wilmington Trust Company, as Owner Trustee, Administrative Trustee and Delaware Trustee, the Titling Trust (the “Titling Trust”) was continued to, among other things, take assignments and conveyances of and hold in trust various assets (the “Trust Assets”);

WHEREAS, pursuant to a Third Amended and Restated Credit and Security Agreement, dated as of October 3, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), among the Titling Trust, the Lender, and Computershare Trust Company, N.A. (“Computershare”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), the Lender has agreed to lend money to the Titling Trust from time to time to acquire Trust Assets and the Lender is entitled, from time to time thereunder, to request that the Titling Trust issue, execute and deliver Exchange Notes to the Lender representing a portion of the debt incurred by the Titling Trust thereunder;

WHEREAS, pursuant to the Credit and Security Agreement and the 2026-3 Exchange Note Supplement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Exchange Note Supplement”), among the parties to the Credit and Security Agreement, the Titling Trust has so issued, executed and delivered to the Lender such an Exchange Note (the “2026-3 Exchange Note”);

WHEREAS, pursuant to (i) a Fourth Amended and Restated Servicing Agreement, dated as of October 3, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Basic Servicing Agreement”), among the Titling Trust, the Collateral Agent, and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as Servicer (in such capacity, the “Servicer”) and as the Lender, the Servicer has agreed to perform certain servicing duties with respect to the Trust Assets and (ii) a 2026-3 Servicing Supplement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Servicing Supplement”), among the Titling Trust, the Servicer, the Lender, the Collateral Agent and Computershare, as Indenture Trustee, the Servicer has agreed to perform certain additional and/or revised servicing duties with respect to those Trust Assets comprising the 2026-3 Designated Pool relating to the 2026-3 Exchange Note;

WHEREAS, the Lender has agreed to transfer and assign, without recourse, all of its right, title and interest in the 2026-3 Exchange Note and certain related property to the Transferor pursuant to an 2026-3 Exchange Note Sale Agreement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Exchange Note Sale Agreement”), among the Lender and the Depositor, as transferee (in such capacity, the “Sale Agreement Transferee”);

WHEREAS, the Transferee is governed by its Amended and Restated Trust Agreement, dated as of June 30, 2026 (the “Trust Agreement”), between the Transferor and Wilmington Trust Company, as Owner Trustee (not in its individual capacity, but solely as Owner Trustee, the “Owner Trustee”); and

WHEREAS, the Transferor and the Transferee desire to provide for the transfer and assignment by the Transferor to the Transferee, without recourse, of all of the Transferor’s right, title and interest in the Transferred Assets (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. Capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2026-3 Exchange Note Supplement or, if not defined therein, in Appendix A to the Credit and Security Agreement.

ARTICLE II

TRANSFER OF THE TRANSFERRED ASSETS

SECTION 2.1. Transfer of the Transferred Assets.

(a) Effective as of the 2026-3 Closing Date and immediately after the transactions contemplated by the 2026-3 Exchange Note Sale Agreement and the Trust Agreement and immediately before the transaction contemplated by the Indenture, the Transferor sells and assigns to the Transferee, without recourse, all right, title and interest of the Transferee, whether now owned or hereafter acquired, in the following “Transferred Assets”:

(i) the 2026-3 Exchange Note;

(ii) all of the Lender’s rights and benefits, as Exchange Noteholder of the 2026-3 Exchange Note under the 2026-3 Exchange Note, the Credit and Security Agreement, the 2026-3 Exchange Note Supplement and the 2026-3 Servicing Agreement;

(iii) all of the Depositor’s rights and benefits, as Exchange Noteholder of the 2026-3 Exchange Note under the 2026-3 Exchange Note, the Credit and Security Agreement, the 2026-3 Exchange Note Supplement and the 2026-3 Servicing Agreement;

(iv) all of the Transferor’s rights and benefits, as Sale Agreement Transferee under the 2026-3 Exchange Note Sale Agreement (including, without limitation, its rights pursuant to Section 2.5 thereof); and

(v) all proceeds, accounts, money, general intangibles, instruments, chattel paper, goods, investment property and other property consisting of, arising from or relating to the foregoing.

(b) In consideration for (i) the Transferred Assets, and (ii) the Transferor’s performance of its obligations under Section 2.14(a) of the 2026-3 Servicing Supplement to deposit the Specified Reserve Balance into the Reserve Account on the 2026-3 Closing Date, the Transferee will transfer to the Transferor, without recourse, all right, title and interest of the Transferee, whether now owned or hereafter acquired, in, to and under the Notes and the rights to distributions under Section 8.3 of the Indenture, as payment for the Transferred Assets.

(c) The sale, transfer, assignment and conveyance of the Transferred Assets pursuant to this Agreement is without recourse, and the Transferor does not guarantee payment on the 2026-3 Exchange Note or any collection of underlying asset included in the 2026-3 Designated Pool.

SECTION 2.2. True Sale.

(a) The parties hereto intend that the sale, transfer, assignment and conveyance of the Transferred Assets hereunder constitutes a true sale and assignment of the Transferred Assets such that any interest in and title to the Transferred Assets would not be property of the Transferor’s estate in the event the Transferor becomes a debtor in a case under any Insolvency Law. To the extent that the conveyance of the Transferred Assets hereunder is characterized by a court or similar Governmental Authority as a financing (a “Recharacterization”), it is intended by the Transferor and the Transferee that the interest conveyed constitute a grant of a first priority perfected security interest under the UCC as in effect in the State of New York by the Transferor to the Transferee to secure the sale price of the Transferred Assets to the Transferor. The Transferor does hereby grant to the Transferee a security interest in and to all of its rights, title and privileges and interest, whether now owned or existing or hereafter acquired or arising, in the Transferred Assets and the parties hereto agree that this Agreement constitutes a “security agreement” under all applicable law. In the case of any Recharacterization, each of the Transferor and the Transferee represents and warrants as to itself that each remittance of 2026-3 Exchange Note Collections made to the Transferee will have been (i) in payment of a debt incurred by the Transferor in the ordinary course of business or financial affairs of the Transferor and the Transferee, and (ii) made in the ordinary course of business or financial affairs of the Transferor and the Transferee.

(b) The Transferor makes the following representations and warranties to the Transferee in the event that, notwithstanding the express intent of the parties, the sale, transfer, assignment and conveyance of the Transferred Assets hereunder is not a true sale and assignment of the Transferred Assets to the Transferee. The representations and warranties speak as of the 2026-3 Closing date and shall survive the sale of the Transferred Assets to the Transferee hereunder and the pledge thereof by the Transferee to the Indenture Trustee pursuant to the Indenture.

(i) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Transferred Assets in favor of the Transferee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

(ii) The 2026-3 Exchange Note constitutes a “certificated security” within the meaning of the relevant UCC.

(iii) The Transferor has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the Transferee’s security interest in the Transferred Assets.

(iv) Other than the security interest granted to the Transferee pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Transferred Assets. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Transferred Assets other than any financing statement relating to the security interest granted to the Transferee hereunder or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against it.

SECTION 2.3. Representations and Warranties of the Transferor and the Transferee.

(a) The Transferor hereby represents and warrants to the Transferee as of the 2026-3 Closing Date that:

(i) Organization and Good Standing. The Transferor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Transferred Assets.

(ii) Due Qualification. The Transferor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification could not reasonably be expected to have a material adverse effect with respect to the Transferor.

(iii) Power and Authority. The Transferor has the power and authority to execute and deliver this Agreement and all other Program Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and all other Program Documents to which it is a party have been or will be duly authorized by the Transferor by all necessary action.

(iv) Binding Obligation. Each of this Agreement and all other Program Documents to which the Transferor is a party constitutes a legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

(v) No Violation. The execution, delivery and performance by the Transferor of this Agreement and all other Program Documents to which it is a party will not violate any Requirement of Law or Contractual Obligation applicable to the Transferor, and will not, except as otherwise provided herein, result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to any such Requirement of Law or Contractual Obligation, except as contemplated hereby.

(vi) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, arbitrator or other Governmental Authority having jurisdiction over the Transferor or any of its properties which could reasonably be expected to have a material adverse effect with respect to the Transferor.

(vii) No Consent. Except as expressly contemplated by the Program Documents, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with its execution, delivery or performance or the validity or enforceability against the Transferor of the Program Documents.

(viii) No Default. The Transferor is not in default in any material respect under or with respect to any of its Contractual Obligations.

(ix) Compliance with Law. The Transferor has complied in all material respects with all Requirements of Law.

(x) Title to Transferred Assets. Immediately prior to the transfer of the Transferred Assets pursuant to this Agreement, the Transferor (A) is the true and lawful owner of the Transferred Assets and it has the legal right to transfer the Transferred Assets, (B) has good and valid title to the Transferred Assets and the Transferred Assets are on such date free and clear of all Liens and (C) will convey good, valid and indefeasible title to the Transferred Assets to the Transferee under this Agreement.

(xi) Investment Company Act. The Transferor is not an “investment company” within the meaning of the Investment Company Act of 1940.

(xii) Solvency of the Transferor. The Transferor is, and after giving effect to the transactions contemplated to occur on such date, will be, Solvent and is not the subject of any Insolvency Event.

(xiii) Tax Returns. The Transferor has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and has paid or properly accrued and provided for payment at such time as is required or permitted all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any of the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books and records of the Transferor); no tax Lien has been filed and, to the knowledge of the Transferor, no claim is being asserted with respect to any such tax, fee or other charge.

(b) The Transferee hereby represents, and warrants to the Transferor as of the 2026-3 Closing Date that:

(i) Organization and Good Standing. The Transferee is a statutory trust duly formed, validly existing; and in good standing under the laws of the State of Delaware, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and pledge the Transferred Assets.

(ii) Due Qualification. The Transferee is duly qualified to do business as a foreign statutory trust in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval or qualification could not reasonably be expected to have a material adverse effect with respect to the Transferee.

(iii) Power and Authority. The Transferee has the power and authority to execute and deliver this Agreement and all other Program Documents to which it is a party and to carry out its terms; and the execution, delivery and performance of this Agreement and all other Program Documents to which it is a party have been duly authorized by the Transferee by all necessary action.

(iv) Binding Obligation. Each of this Agreement and all other Program Documents to which the Transferee is a party constitutes a legal, valid and binding obligation of the Transferee, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

(v) No Violation. The execution, delivery and performance by the Transferee of this Agreement and all other Program Documents to which it is a party will not violate any Requirement of Law or Contractual Obligation applicable to the Transferee, and will not, except as otherwise provided herein, result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to any such Requirement of Law or Contractual Obligation.

(vi) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened before any court, arbitrator or other Governmental Authority having jurisdiction over the Transferee or any of its properties which could reasonably be expected to have a material adverse effect with respect to the Transferee.

(vii) No Consent. Except as expressly contemplated by the Program Documents, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with its execution, delivery or performance or the validity or enforceability against the Transferee of the Program Documents.

(c) The representations and warranties set forth in this Section shall survive the transfer, sale, assignment and conveyance of the Transferred Assets by the Transferor to the Transferee and the pledge of the Transferred Assets by the Transferee to the Indenture Trustee pursuant to the Indenture. Upon discovery by the Transferor or the Transferee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other, the Noteholders and the Indenture Trustee.

SECTION 2.4. Financing Statements and Books and Records.

(a) In connection with the conveyance of the Transferred Assets hereunder, the Transferor agrees that on or prior to the 2026-3 Closing Date, it will deliver at the direction of the Lender to the Transferee, with all requisite endorsements, the 2026-3 Exchange Note and will file, at its own expense, one or more financing statements with respect to the Transferred Assets meeting the requirements of applicable State law in such manner as necessary to perfect the transfer of the Transferred Assets to the Transferee, and the proceeds thereof (and any continuation statements as are required by applicable State law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filings with the file stamped copy of each such filings to be provided to the Transferee in due course), as soon as is practicable after receipt by the Transferor thereof.

(b) The Transferor further agrees that it will treat the transfers of the Transferred Assets as a sale for accounting purposes, take no actions inconsistent with the Transferee’s ownership of the assets sold to the Transferee pursuant to Section 2.1 hereof and on the 2026-3 Closing Date indicate on its books, records and statements that the Transferred Assets have been sold to the Transferee.

SECTION 2.5. Covenants of the Transferor. Until the date on which all Issuer Obligations are paid in full:

(a) Preservation of Existence. The Transferor shall preserve, renew and keep in full force and effect its existence and good standing and take all necessary action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business and comply with all Contractual Obligations, including, without limitation, all its obligations under the Program Documents, and all Requirements of Law.

(b) Payment of Taxes. The Transferor shall file (or cause to be filed on its behalf as a member of a consolidated group) all tax returns required by law to be filed by it and pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside on its books and that have not given rise to any Liens.

(c) Books and Records. The Transferor shall keep proper books and records of account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and, at its expense, shall permit representatives or designees of the Indenture Trustee, the Owner Trustee or any Noteholder or their duly authorized attorneys or auditors to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors; employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

(d) Maintenance of Separate Existence. The Transferor shall do all things necessary to remain readily distinguishable from GM Financial and its Affiliates (other than the Transferee) and maintain its limited liability company existence separate and apart from that of the Transferee, including maintaining in place all policies and procedures and taking all action, described in the factual assumptions set forth in the opinion letter of Katten Muchin Rosenman LLP, dated August 13, 2026, addressing the issues of substantive consolidation as they may relate to the Transferee, the Transferor and the Titling Trust on the one hand and GM Financial on the other hand.

SECTION 2.6. Acceptance by the Transferee. The Transferee agrees to comply with all covenants and restrictions applicable to an Exchange Noteholder of the 2026-3 Exchange Note, whether set forth in the 2026-3 Exchange Note, in the Credit and Security Agreement, in the 2026-3 Exchange Note Supplement or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

ARTICLE III

CONDITIONS

SECTION 3.1. Conditions Precedent to Transfer. The effectiveness of this Agreement and of the obligation of the Transferee to purchase, and of the Transferor to sell, the Transferred Assets in accordance with the terms hereof is subject to the satisfaction of the following conditions:

(a) Agreement. The Transferee shall have received this Agreement, duly executed and delivered by the Transferor.

(b) 2026-3 Exchange Note Sale Agreement. The Transferee shall have received the 2026-3 Exchange Note Sale Agreement, duly executed and delivered by the Transferor and the Lender.

(c) 2026-3 Exchange Note Supplement. The Transferee shall have received the 2026-3 Exchange Note Supplement, duly executed and delivered by the parties thereto.

(d) 2026-3 Servicing Agreement. The Transferee shall have received the 2026-3 Servicing Agreement, duly executed and delivered by the parties thereto.

(e) Effective Date. All conditions set forth in Section 6 of the Underwriting Agreement shall have been satisfied.

(f) Depositor Certificate of Formation; Limited Liability Company Agreement. The Transferee shall have received a true and complete copy of certificate of formation and the limited liability company agreement of the Transferor, each certified as a true and correct copy by an Authorized Officer of the Transferor.

(g) Lien Searches. The Transferee shall have received certified copies of requests for information or copies dated a date reasonably near the date hereof listing all effective financing statements which name the Transferor (under its present name or any previous name) as transferor or debtor and which are filed in jurisdictions in which the filings were made pursuant to item (h) below and in any other jurisdictions that are necessary or appropriate, together with copies of such financing statements (none of which shall cover any 2026-3 Lease Agreements or other 2026-3 Exchange Note Assets, except any filing made in connection with a security interest granted under the Credit and Security Agreement), and tax and judgment lien searches showing no such liens that are not permitted by the Program Documents.

(h) UCCs. The Transferee shall have received acknowledgement copies of proper financing statements (Form UCC-1), naming the Transferor as the seller (debtor) of the Transferred Assets the Transferee as buyer (secured party) or other similar instruments or documents as may be necessary or in the opinion of the Transferee desirable under the UCC or any comparable law to perfect the Transferee’s interest in the Transferred Assets and executed copies of proper financing statements (Form UCC-3), if any, necessary to release all security interests and other rights of any Person in the Transferred Assets previously granted by the Transferor.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Amendment.

(a) This Agreement may be amended by the parties hereto, with the prior written consent of the Indenture Trustee (acting at the direction of the Majority Noteholders). Any amendment that affects the rights, duties or immunities of the Issuer Owner Trustee shall require the written consent of the Issuer Owner Trustee.

(b) The parties hereto acknowledge and agree that the right of the Indenture Trustee to consent to any amendment of this Agreement is subject to the terms and provisions of Section 3.7(g) of the Indenture and that any consent provided by the Indenture Trustee in violation of such terms and provisions shall be of no force or effect hereunder.

SECTION 4.2. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.3. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as applicable, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

SECTION 4.4. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

SECTION 4.5. Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 4.6. Counterparts and Consent to Do Business Electronically. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 4.7. Further Assurances. Each party hereto shall do such acts, and execute and deliver to the other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder. For the avoidance of doubt, the parties hereto agree to take all necessary actions (including filing of financing statements in accordance with the relevant UCC) to maintain perfections with respect to the Transferred Assets.

SECTION 4.8. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each 2026-3 Exchange Noteholder or Pledgee of the 2026-3 Exchange Note and each Noteholder who shall be considered third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

SECTION 4.9. No Petition. Each of the parties hereto, by entering into this Agreement, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under any Insolvency Law for a period of one (1) year and one (1) day after the date upon which all the Notes and all other Issuer Obligations have been paid in full, against the Titling Trust or the Issuer.

SECTION 4.10. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Transferee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Transferee is made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Transferee, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, (d) Wilmington Trust Company has not verified or made any investigation as to the accuracy or completeness of any representations or warranties made by the Transferee in this Agreement, and (e) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Transferee or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Transferee under this Agreement or any other Program Documents.

SECTION 4.11. Limited Recourse. Each of the parties hereto, by entering into this Agreement, agrees that any claim that the Transferor or the Transferee may seek to enforce against each other is limited to the Transferred Assets only and does not represent a claim against the assets of the Transferor or the Transferee as a whole or any assets other than the Transferred Assets.

SECTION 4.12. Subordination.

(a) The Transferor and the Transferee agree that any claim that the Transferor or the Transferee may seek to enforce at any time against any assets of the Transferor or the Transferee other than the Transferred Assets, will be subordinate to payment in full of all other claims with respect to such other assets. However, this Section will not limit, subordinate or otherwise modify any claims against the Transferor or the Transferee with respect to any right to indemnification or other obligation of the Transferor or the Transferee relating to (i) the Transferred Assets, (ii) any related credit enhancement, (iii) any transaction entered into in connection with the Transferred Assets, (iv) any administrative services performed in connection with the Transferred Assets, or (v) any obligation to any Person acting as a trustee or an administrator. The Transferee hereby releases all claims to the assets of the Titling Trust that are not allocated to the 2026-3 Designated Pool, and, in the event that such release is not given effect, the Transferee hereby agrees to fully subordinate any claims it may have against such other assets of the Titling Trust.

(b) The Transferor agrees that any claim the Transferor may seek to enforce against the Transferee or any of its assets will be subordinate to the payment in full of the principal of and interest on the Notes and all other Issuer Obligations.

(c) The parties to this Agreement intend that Section 4.12(a) constitutes an enforceable subordination agreement under Section 510(a) of the Bankruptcy Code.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

GMF LEASING LLC,
as Transferor

By: /s/ Meredith S. Dormire
Name:	Meredith S. Dormire
Title:	Vice President, Corporate Treasury

GM FINANCIAL AUTOMOBILE LEASING TRUST 2026-3,
as Transferee

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By: /s/ Beverly D. Capers
Name:	Beverly D. Capers
Title:	Vice President

[Signature Page to the 2026-3 Exchange Note Transfer Agreement]